Third Quarter 2023 Earnings Call Presentation 25 October 2023

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2022 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Period-end and average total deposits increased sequentially, reflecting deposit gathering and retention efforts across retail and business customers Solid loan growth reflecting the strength of our markets and lending teams, as well as our loan production offices, led by Chattanooga Non-interest income trends remained solid, supported by new commercial loan swap and wealth management fees Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet with capacity to fund loan growth Net Income Available to Common Shareholders and Diluted EPS(1) $34.8 million; $0.59/diluted share Total Deposits +7.1 % QoQ (annualized); flat to YE22 Total Loan Growth +10.1% YoY; +7.6% YTD (annualized) Average Loans to Average Deposits 86.79% Non-Performing Assets to Total Assets 0.18% Tangible Equity to Tangible Assets(1) 8.15% Solid deposit and loan growth; strong capital and credit quality Note: financial and operational highlights during the quarter ended September 30, 2023 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Q3 2023 Financial and Operational Highlights

12.39% return on average tangible equity year-to-date Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q3 2023 Key Metrics

Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets and ability to hire top-tier lending officers across our footprint Loan production offices, led by newest in Chattanooga, are contributing meaningfully to the commercial loan pipeline +10.1% year-over-year and +1.7% (or +6.7% annualized) quarter-over-quarter C&I loans increased 7.5% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs returned to a more historical quarterly level during Q3 2023, totaling approximately $94 million C&I line utilization, as of 9/30/2023, declined ~490 basis points year-over-year to 31% 7.6% total loan growth year-to-date (annualized) Q3 2023 Total Portfolio Loans

Strong team efforts drive 1.8% deposit growth quarter-over-quarter Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities; “exclusions” represent accrued interest payable Total deposits, as of September 30, 2023, were $13.1 billion, consistent with the level reported at December 31, 2022, reflecting benefit of deposit gathering efforts by our retail and commercial teams Brokered deposits increased $64 million sequentially Distribution: consumer ~53% and business ~34% (note: public funds, which are separately collateralized, ~13%) Q3 2023 total deposits, both period-end and average, increased sequentially Total deposits declined year-over-year due to the impact of interest rate and inflationary pressures across the economy, combined with Federal Reserve’s tightening actions to control inflation which has resulted in industry-wide deposit contraction Total demand deposits represented 57% of total deposits, with the non-interest bearing component representing 32% Q3 2023 Total Deposits

Weighted average yield 2.46% vs. 2.16% last year Weighted average duration 5.1 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $298MM Held to Maturity (“HTM”) = $161MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 19.7% of assets, down 390 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of 24.262% Non-GAAP measure – please see reconciliation in appendix Q3 2023 Total Securities

Net interest margin of 3.03%, reflects current rate environment Q3 2023 net interest margin of 3.03% reflects the 525 basis point increase in the federal fund rate since March 2022, partially offset by the deployment of excess cash into higher-yielding loans The net interest margin decreased 15 basis points sequentially due to higher funding costs from increasing deposit costs and continued remix from non-interest bearing deposits into higher tier money market and certificate of deposit accounts Federal Home Loan Bank borrowings totaled $1.1 billion at 9/30/2023, down $255 million from 6/30/2023 Total deposit funding costs, including non-interest bearing deposits, were 136 basis points, increasing 33 basis points sequentially and 119 basis points year-over-year Q3 2023 Net Interest Margin (NIM)

Excluding a gain on sale in the prior year period, non-interest income would have increased 0.5% year-over-year, reflecting the strength in commercial swap fees Commercial loan swap income, which is now listed separately on the income statement, reflects $2.5 million in new swap fees, up $0.8 million year-over-year Fair market value adjustments totaled $1.4 million, as compared to $0.8 million last year On a year-to-date basis, new swap fees increased 154% year-over-year to $6.8 million, while fair market value adjustments of $0.5 million, decreased $2.9 million Net loss on other assets decreased year-over-year primarily due to a $1.5 million gain on the sale of the underlying equity investments held by WesBanco Community Development Corporation in the prior year quarter $6.8MM new commercial loan swap fees year-to-date Note: OREO = other real estate owned Q3 2023 Non-Interest Income

Disciplined expense management; appropriate growth investments Q3 2023 Non-Interest Expense Salaries and wages increased due to higher salary expense related to annual merit increases and new revenue-producing hires, mainly commercial lenders, during the past year, offset somewhat by efficiency improvements in the mortgage banking staffing model Employee benefits increased year-over-year due primarily to higher health insurance contributions Equipment and software expense increased due to the planned upgrade to one-third of our ATM fleet with the latest technology and general inflationary cost increases for existing service agreements FDIC insurance expense increased due to an increase in the minimum rate for all banks

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 10/13/2023) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.12% Note: ACL at 9/30/2023 excludes off-balance sheet credit exposures of $9.7 million The increase in the allowance was primarily driven by a $2.9 million specific reserve on one hospitality loan in addition to loan growth and adjustments in regional macroeconomic factors During Q3 2023, recorded a provision for credit losses of $6.3 million, as compared to a $0.5 million provision release in the prior year period Allowance coverage ratio of 1.12% Excludes fair market value adjustments on previously acquired loans representing 0.13% of total portfolio loans Q3 2023 Current Expected Credit Loss (CECL)

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 9/30/2023; WSBC adopted Current Expected Credit Losses (“CECL”) CECL accounting standard 1/1/2020; peer bank group includes all U.S. banks with total assets of $10B to $25B Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets (2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~1.0 million shares continue to remain for repurchase (as of 9/30/2023)(1) No shares repurchased during Q3 2023 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity to Tangible Assets Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007 Reconciliation